SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 14, 2007


                      FIT FOR BUSINESS INTERNATIONAL, INC.
               (Exact name of registrant as specified in Charter)



            Nevada                       333-123176               20-2008579
(State or other jurisdiction of     (Commission File No.)       (IRS Employee
 incorporation or organization)                              Identification No.)

                               10/27 Mayneview St
                             Milton, Australia 4064
                    (Address of Principal Executive Offices)

                                  61-7-33673355
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related
           Audit Report.

(a) On February 14, 2007, the Company determined it was necessary to restate previously-issued financial statements included in the Company's Annual Report on Form 10-KSB for fiscal year ended June 30, 2006, based upon the conclusion of an internal accountant that the bad debt expense was incorrectly recorded.

The consolidated statement of stockholders' equity (deficit) from the Company's inception (December 31, 1998) through December 31, 2006 has been restated to correct the effects of an error made in the June 30, 2006 financial statements. The error relates to the incorrect expensing of $375,250 of doubtful collection of accounts receivable associated with the Company's license agreement with L.R. Global Marketing Pty. Ltd. No revenue was ever recognized on this license agreement pursuant to SAB No. 104, Topic 13.A.1 and 13.A.3(d), and therefore the allowance for doubtful accounts should have been recorded as a reduction of the associated deferred revenue, rather than as a charge to operations.

Although the Company disclosed this error within Note (12) of its Quarterly Report on Form 10-QSB for the quarter ended December 31, 2006, the Company will be amending the appropriate filings with the Securities and Exchange Commission to include restated financial statements correcting this error. The financial statements for the fiscal year ended June 30, 2006 as well as the quarter ended September 30, 2006 should no longer be relied upon. The Company will restate its financial statements filed on Form 10-QSB for the quarter ended September 30, 2006 and its Form 10-KSB for the fiscal year ended June 30, 2006. The Company plans to file an amended 10-KSB for the period ended June 30, 2006 as well as an amended 10-QSB for the quarter ended September 30,2006 prior to the filing of the Company's Form 10-KSB for the fiscal year ending June 30, 2007.

The executive officers of the Company discussed with the Company's independent auditors, Mendoza Berger & Company, LLP the matters disclosed in this Item 4.02(a) of this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Exhibits

           None.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIT FOR BUSINESS INTERNATIONAL, INC.


Date: May 15, 2007                          By: /s/ Mark Poulsen
                                                Mark Poulsen
                                                Chief Executive Officer